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                                  EXHIBIT 10.9
                          FIRST AMENDMENT TO LOAN AND
                         SECURITY AGREEMENT DATED AS OF
                         MAY 26, 1996 BY AND AMONG THE
                   REGISTRANT, WACHOVIA BANK OF GEORGIA, N.A.
                         AND FLEET CAPITAL CORPORATION
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                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 28th day of May, 1996 by and among RHODES, INC., a Georgia corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 4370 Peachtree Road, N.E., Atlanta, Georgia 30319; the various financial institutions listed on the signature pages hereof (such financial institutions and their respective successors and assigns referred to collectively herein as "Lenders," and individually as a "Lender"); and WACHOVIA BANK OF GEORGIA, N.A., a national banking association (hereinafter referred to as "Agent") with an office at 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, in its capacity as Agent for the Lenders.


                                   RECITALS:


     Agent, Lenders and Borrower are parties to a certain Loan and Security Agreement dated January 12, 1996 (the "Loan Agreement") pursuant to which Lender has made certain revolving credit and term loans to Borrower.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended by deleting Sections 10.3.1, 10.3.2 and 10.3.4. in their entireties and by substituting the following new Sections 10.3.1 and
10.3.2 in lieu thereof (with each such amendment to have prospective application only):

           10.3.1 Minimum EBITDA. Borrower shall at all times maintain Consolidated EBITDA of at least the amount shown below for the period corresponding thereto:


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                     Period                      Amount
                     ------                      ------

             March 1, 1996, through         $1,000,000
             May 31, 1996

             March 1, 1996, through         $10,000,000
             August 31, 1996

             March 1, 1996, through         $29,000,000
             November 30, 1996

             March 1, 1996, through         $39,000,000
             February 28, 1997

             March 1, 1997, through         $47,000,000, calculated
             February 28, 1998              quarterly based upon the
                                            immediately preceding four
                                            (4) fiscal quarters of
                                            Borrower

             March 1, 1998, and             $48,000,000, calculated
             thereafter                     quarterly based upon the
                                            immediately preceding four
                                            (4) fiscal quarters of
                                            Borrower

           10.3.2 Consolidated Fixed Charge Coverage Ratio. Borrower shall at all times maintain a Consolidated Fixed Charge Coverage Ratio of at least the ratios shown below for the period corresponding thereto, calculated quarterly based upon the immediately preceding four fiscal quarters:


                  Period                       Ratio
                  ------                       -----

             Closing date through           1.50 to 1.0
             February 29, 1996

             March 1, 1996, through         1.15 to 1.0
             August 31, 1996

             September 1, 1996, through     1.35 to 1.0
             November 30, 1996

             December 1, 1996 through       1.5 to 1.0
             February 28, 1997

             March 1, 1997, through         1.75 to 1.0
             February 28, 1998

             March 1, 1998, and             2.0 to 1.0
             thereafter


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           10.3.4 Consolidated Leverage Ratio.  Borrower shall at all times maintain a consolidated leverage ratio that does not exceed the ratios shown below for the periods corresponding thereto:


                       Period                    Ratio
                       ------                    -----

                  Closing date through        2.75 to 1.0
                  February 29, 1996

                  March 1, 1996, through      2.95 to 1.0
                  May 31, 1996

                  June 1, 1996, through       2.75 to 1.0
                  February 27, 1997

                  February 28, 1997, through  2.50 to 1.0
                  February 27, 1998

                  February 28, 1998, and      2.25 to 1.0
                  thereafter


     3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties and liabilities thereunder.

     4. ACKNOWLEDGEMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Revolver Loans on and as of May 28, 1996, totalled $39,642,000 and the unpaid principal amount of the Term Loan on and as of May 28, 1996, totalled $18,750,000.

     5. AMENDMENT FEE. Borrower agrees to pay Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $50,000 in immediately available funds, which fee is due and owing on the date hereof and shall be paid upon the execution of this Amendment.

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     6. REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to
Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     7. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     8. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement, any of the Other Agreements, any of the Security Documents or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     11. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     12. FURTHER ASSURANCES. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in


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connection herewith to evidence the amendments set forth herein to the Loan
Agreement.

     13. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     14. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

     15. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and delivered by their respective duly authorized officers on the date first written above.

                                       BORROWER:

ATTEST:                                RHODES, INC.


   Barbara W. Snow                   By: Joel H. Dugan
- --------------------------                ----------------------------
Title: V.P. Controller                    JOEL H. DUGAN, Senior Vice
[CORPORATE SEAL]                            President, Finance and
                                            Administration

                                       Address:

                                       4370 Peachtree Road, N.E.
                                       Atlanta, Georgia  30319
                                       Attention: Joel H. Dugan,
                                                  Senior Vice President
                                       Telecopier No.: (404) 264-4701



                  [Signatures continued on following page]


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                                         LENDERS:

                                         WACHOVIA BANK OF GEORGIA, N.A.


                                         By: ____________________________

                                             Title: _____________________

                                         Address:

                                         191 Peachtree Street, N.E.
                                         Atlanta, Georgia  30303-1757
                                         Attention:  Kevin B. Harrison
                                         Telecopier No.: (404) 332-6920


                                         FLEET CAPITAL CORPORATION


                                         By: ____________________________

                                             Title: _____________________


                                         WACHOVIA BANK OF GEORGIA, N.A.,
                                         as Agent


                                         By: ____________________________

                                             Title: _____________________

                                         Address:

                                         191 Peachtree Street, N.E.
                                         Atlanta, Georgia  30303-1757
                                         Attention:  Kevin B. Harrison
                                         Telecopier No.: (404) 33-6920


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                                  RHODES, INC.
                       ASSISTANT SECRETARY'S CERTIFICATE
                                       OF
                         BOARD OF DIRECTORS RESOLUTIONS


     I, Barbara W. Snow, DO HEREBY CERTIFY, that I am the Assistant Secretary of RHODES, INC. (the "Corporation"), a corporation duly organized and existing under and by virtue of the laws of the State of Georgia and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of May 28, 1996; and that said resolutions are still in full force and effect:

     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to WACHOVIA BANK OF GEORGIA, N.A. ("Agent"), in its capacity as agent for the entities that are from time to time lenders thereunder (collectively, "Lenders") (1) a First Amendment to Loan and Security Agreement (the "Amendment") providing for the amendment of certain terms of that certain Loan and Security Agreement dated January 12, 1996 among the Corporation, Lenders and Agent, as amended (the "Loan Agreement"), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and
(ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Joel H. Dugan, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

     I DO FURTHER CERTIFY that Joel H. Dugan is the Senior Vice President, Finance and Administration of the Corporation and Barbara Snow is the Assistant Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

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     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation at Atlanta, Georgia, this 28th day of May, 1996.


                                               Barbara W. Snow
                                         ------------------------------
                                         BARBARA W. SNOW, Assistant
                                           Secretary

                                         [CORPORATE SEAL]


     I, Joel H. Dugan, Vice President, Finance and Administration of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Barbara W. Snow is Assistant Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.


                                                 Joel H. Dugan
                                         ------------------------------
                                         JOEL H. DUGAN, Senior Vice
                                          President, Finance and
                                          Administration


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